UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2024

SCEPTER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-1420924	01-0884561
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5490 S. Rainbow Blvd,

Las Vegas, Nevada 89118

(Address of principal executive offices, Zip Code)

(775) 375-1500

(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Corporation by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b)	Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Corporation by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Scepter Holdings, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 25, 2024	SCEPTER HOLDINGS, INC.

/s/ Samuel Adam Nicosia
	By:	Samuel Adam Nicosia
	Its:	Chief Executive Officer

SCEPTER HOLDINGS, INC.

SCEPTER HOLDINGS, INC.

CONDENSED BALANCE SHEETS

	(unaudited)	(audited)
	September 30,	March 31,
	2024	2024
ASSETS
Current Assets:
Cash	$36,163	$702
Accounts receivable	907	1,904
Inventories	-	-
TOTAL ASSETS	$37,070	$2,606

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable and accrued liabilities	$285,974	$140,350
Convertible notes payable, short term	100,000	-
Notes payable, accrued interest	469,897	346,016
Total Current Liabilities	855,871	486,366

EIDL Loans	7,000	7,000
Total Long - Term Liabilities	7,000	7,000

Total Liabilities	862,871	493,366

Stockholders’ Deficit:
Preferred Stock, par value $0.001, authorized 20,000,000 issued zero at September 30, 2024 and March 31, 2024, respectively	-	-
Common stock, $0.001 par value, Authorized 200,000,000 5,975,887,116 and 5,934,220,449 shares outstanding at September 30, 2024 and March 31, 2024, respectively	5,975,887	5,934,220
Additional paid-in capital	2,181,436	2,127,269
Accumulated deficit	(8,983,124)	(8,552,249)
Total Stockholders’ Deficit	(825,801)	(490,760)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$37,070	$2,606

The accompanying notes are an integral part of these condensed financial statements

1

SCEPTER HOLDINGS, INC.

CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2024	2023	2024	2023

Revenues	$2,030	$4,052	$2,978	$6,912
Cost of revenue	-	4,739	-	8,264
Gross Profit (Loss)	2,030	(687)	2,978	(1,352)

Operating Expenses
General and administrative	$4,390	$21,503	$50,480	$86,757
Professional fees	138,955	449,684	362,923	903,074
Total Operating Expenses	143,345	471,187	413,403	989,831

Loss from operations	(141,315)	(471,874)	(410,425)	(991,183)

Other Expense
Other income (expense)	-	-	-	-
Interest expense	(10,727)	(12)	(20,450)	(12)
Net Other Expense	(10,727)	(12)	(20,450)	(12)

Net Loss	$(152,042)	$(471,886)	$(430,875)	$(991,195)

Net Loss Per Common Share: Basic and Diluted	$(0.00)	$(0.00)	$(0.000)	$-

Weighted Average Number of Common Shares Outstanding: Basic and Diluted	5,975,887,116	5,460,452,696	5,955,053,782	5,344,858,331

The accompanying notes are an integral part of these condensed financial statements

2

SCEPTER HOLDINGS, INC.

CONDENSED STATEMENTS OF CASH FLOWS

	(unaudited)
	For the Six Months Ended
	September
	2024	2023
OPERATING ACTIVITIES:
Net loss	$(430,875)	$(991,194)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock based compensation	95,833	912,674
Change in reserve expense	-	(74,043)
Accounts receivable	997	(568)
Inventory	-	152,821
Accrued interest	20,450	(756)
Accounts payable and accrued liabilities	145,624	686
Net Cash Used In Operating Activities	(167,971)	(382)

INVESTING ACTIVITIES:

Net Cash Used in Investing Activities	-	-

FINANCING ACTIVITIES:
Issuance of notes payable	203,431	-
Net Cash Provided by Financing Activities	203,431	-

Net increase (decrease) in cash	35,460	(382)
Cash, beginning of period	702	7,172
Cash, end of period	$36,162	6,790

Supplemental cash flow information
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

Non-cash transactions:
Conversions of convertible notes payable, accrued interest	$-	$15,756

The accompanying notes are an integral part of these condensed financial statements.

3

SCEPTER HOLDINGS, INC.

CONDENSED STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Number of Shares	Amount	Capital	Deficit	Deficit
Balance March 31, 2023 - Audited	5,170,233,454	$5,170,233	$1,524,333	$(6,843,234)	$(148,668)

Common stock issued for conversion of notes payable and accrued interest	14,056,996	14,057	1,687	-	15,744
Common shares issued for stock compensation	132,500,000	132,500	172,250	-	304,750
Net loss	-	-	-	(519,309)	(519,309)

Balance June 30, 2023	5,316,790,449	$5,316,790	$1,698,270	$(7,362,543)	$(347,483)

Common stock issued for conversion of notes payable and accrued interest	-	-	-	-	-
Common shares issued for stock compensation	419,930,000	$132,787	$459,393	$-	$592,180
Net loss	-	-	-	(471,885)	(471,885)

Balance September 30, 2023	5,736,720,449	$5,449,577	$2,157,663	$(7,834,428)	$(227,188)

Balance - March 31, 2024 - Audited	5,934,220,449	$5,934,220	$2,127,270	$(8,552,249)	$(490,760)

Common shares issued for stock compensation	41,666,667	$41,667	$54,167	$-	$95,834
Net loss	-	-	-	(278,833)	(278,833)

Balance - June 30, 2024	5,975,887,116	$5,975,887	$2,181,436	$(8,831,082)	$(673,759)

Common shares issued for stock compensation	-	-	-	-	-
Net loss	-	-	-	(152,042)	(152,042)

Balance - September 30, 2024	5,975,887,116	$5,975,887	$2,181,436	$(8,983,124)	$(825,801)

The accompanying notes are an integral part of these condensed financial statements.

4

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

NOTE 1. ORGANIZATION AND NATURE OF BUSINESS

In 2018, we began selling its own licensed products direct to consumers through the acquisition of the product formulation, inventory and customer list of Dermacia, a line of skin care and healthcare products. In 2019, we began marketing to our customers through the use of social media such as Instagram, Facebook and other applications, and it became apparent that we needed to employ social media influencers that had specialization in marketing products similar to ours to our desired demographics. We quickly discovered that identifying the appropriate influencers and determining the proper amount to pay for this type of marketing proved to be extremely difficult if not nearly impossible.

In 2021, we decided that we would need to develop our own software system that would go out and scrape a number of social media applications and help us to determine the most effective influencers for our specific product line. We hired a number of programmers and after several years have created Adapti. Essentially, the Adapti platform is a AI system that creates a proprietary ‘data fingerprint’ for client products data and even the entire company. It then matches them with influencers best positioned to succeed in promotion. Adapti also leverages AI to determine which influencers will generate the most attention - in specifically curated audiences - to produce the most positive ROI on client spend.

Adapti also continually analyzes proprietary data for each specific campaign as additional feedback to inform ongoing promotions and to further refine its algorithm and monetize accumulated data. At the same time, as we had programming capabilities, we took on several outsourced projects to generate some income and fully deploy our personnel.

NOTE 2. GOING CONCERN

As of September 30, 2024, the Company has incurred losses totaling $8,983,124 (March 31, 2024 - $8,552,249) since inception, has not yet generated significant revenue from its operations, and will require additional funds to maintain our operations. As of September 30, 2024, the Company had a working capital deficit of $818,802 (2024 - $483,760) and incurred a loss for the three months and six months ended September 30, 2024 of $152,842 and $430,875 (June 30, 2023 - $471,886 and $991,195 ).

The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. The Company intends to finance operating costs over the next twelve months through continued financial support from its stockholders, the issuance of debt securities and private placements of common stock. Although it has not been able to raise funds in the last two years it has settled liabilities with share-based compensation and convertible debt. The Company expects to close the transaction with the Ballengee Group LLC (“BG”) (Note 15) that they will be able to generate sufficient cash flow from operations.

While the Company strongly believes that its capital resources will be sufficient in the near term, there is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital or, if additional capital is needed that such funds, if available, will be obtainable in terms of satisfactory to the Company.

The accompanying condensed financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company’s ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) as promulgated in the United States of America.

All figures are in U.S. Dollars.

The fiscal year end is March 31.

5

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

Reclassifications

Certain amounts in the prior period have been reclassified to conform to the current period presentation. These reclassifications have no material effect on the reported financial results

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Significant estimates and assumptions reflected in these financial statements include, but are not limited to, stock-based compensation, derivate instruments, accounting for preferred stock, and the valuation of acquired assets and liabilities. The Company bases its estimates on historical experience, known trends and other market-specific or other relevant factors that it believes to be reasonable under the circumstances. On an ongoing basis, management evaluates its estimates when there are changes in circumstances, facts, and experience. Changes in estimates are recorded in the period in which they become known. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit at banking institutions as well as all highly liquid short-term investments with original maturities of 90 days or less. The Company had cash on hand of $36,163 as of September 30, 2024 and $702 March 31, 2024 .. The Company has no cash equivalents as of September 30, 2024 and March 31, 2024.

Revenue Recognition

Under Financial Accounting Standards Board (“FASB”) Topic 606, “Revenue from Contacts with Customers” (“ASC 606”), the Company recognizes revenue when the customer obtains control of promised goods or services, in an amount that reflects the consideration which is expected to be received in exchange for those goods or services. The Company recognizes revenue following the five-step model prescribed under ASC 606: (i) identify contract(s) with a customer; (ii) identify the products to be sold in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the products in the contract; and (v) recognize revenues when (or as) the Company delivers the contracted product to the customer.

The Company recognizes revenue (i) when they receive a purchase order from the Amazon online system (ii) each purchase order identifies the quantity and products to be purchased (iii) each purchase order has the price including discounts, (iv) there is no requirement for allocation as each sku has a separate price, and (v) the Company recognizes revenue when the customer receives the product from Amazon within a matter of days.

6

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

Accounts Receivable

The Company does not currently maintain reserves for potential credit losses on accounts receivable in accordance with ASC 326 Financial Instruments Credit Losses since the balances are so small and the average purchase from our customers is less than $100. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis. As of September 30, 2024 and March 31, 2024, the Company did not have an allowance for doubtful accounts.

Inventories

Inventories, consists of skin care products that the Company currently has on hand and available for sale. The inventory is primarily accounted for using the first-in-first-out (“FIFO”) method and are valued at the lower of cost or market value. Inventories on hand are evaluated on an on-going basis to determine if any items are obsolete or in excess of future market needs. Items determined to be obsolete are reserved for. For the fiscal year ended March 31, 2024, the Company wrote down inventory to zero and therefore there is no longer a reserve. See note 5 for additional details.

Long-Lived Assets

The Company periodically tests its long-lived assets for impairment when certain triggering events or changes in circumstances indicate that the carrying amount of the assets may be impaired. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. Fair value is an estimate using assumptions about future cash flows and may change significantly as time passes. The Company did not recognize any impairment charges for three and six months ended September 30, 2024 and for the year ended March 31, 2024 since there are no long-lived assets.

Convertible Debt

When the Company issues convertible debt, it first evaluates the balance sheet classification of the convertible instrument in its entirety to determine whether the instrument should be classified as a liability under ASC 480, Distinguishing Liabilities from Equity, and second whether the conversion feature should be accounted for separately from the host instrument. A conversion feature of a convertible debt instrument or certain convertible preferred stock would be separated from the convertible instrument and classified as a derivative liability if the conversion feature, were it a standalone instrument, meets the definition of an “embedded derivative” in ASC 815, Derivatives and Hedging. Generally, characteristics that require derivative treatment include, among others, when the conversion feature is not indexed to the Company’s equity, as defined in ASC 815-40, or when it must be settled either in cash or by issuing stock that is readily convertible to cash. When a conversion feature meets the definition of an embedded derivative, it would be separated from the host instrument and classified as a derivative liability carried on the balance sheet at fair value, with any changes in its fair value recognized currently in the statements of operations.

Stock-Based Compensation

ASC 718, “Compensation - Stock Compensation”, prescribes accounting and reporting standards for all share-based payment transactions in which employee services are acquired. Transactions include incurring liabilities, or issuing or offering to issue shares, options, and other equity instruments such as employee stock ownership plans and stock appreciation rights. Share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period).

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50, “Equity - Based Payments to Non-Employees.” Measurement of share-based payment transactions with non-employees is based on the fair value of whichever is more reliably measurable: (a) the goods or services received; or (b) the equity instruments issued. The fair value of the share-based payment transaction is determined at the earlier of performance commitment date or performance completion date.

7

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

Income Taxes

We account for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740, Income Taxes (“ASC 740”), which clarifies the accounting and disclosure for uncertainty in tax positions, as defined, seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. We adopted the provisions of ASC 740 as of January 1, 2007 and have analyzed filing positions in each of the federal and state jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. We have identified the U.S. federal and California as our “major” tax jurisdictions. With limited exceptions, we remain subject to Internal Revenue Service (“IRS”) examination of our income tax returns filed within the last three (3) years, and to California Franchise Tax Board examination of our income tax returns filed within the last four (4) years. However, we have certain tax attribute carryforwards which will remain subject to review and adjustment by the relevant tax authorities until the statute of limitations closes with respect to the year in which such attributes are utilized.

At September 30, 2024 and March 31, 2024, the Company recognized a full valuation allowance against the recorded deferred tax assets.

We believe that our income tax filing positions and deductions will be sustained on audit and do not anticipate any adjustments that will result in a material change to our financial position. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to ASC 740. Our policy for recording interest and penalties associated with income-based tax audits is to record such items as a component of income taxes.

Net Loss per Share

The Company follows ASC 260, “Earnings per Share” (“EPS”), which requires presentation of basic EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation. In the accompanying financial statements, basic earnings (loss) per share are computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

Diluted earnings per share reflects the potential dilution that could occur if securities were exercised or converted into common stock or other contracts to issue common stock resulting in the issuance of common stock that would then share in the Company’s earnings subject to anti-dilution limitations. In a period in which the Company has a net loss, all potentially dilutive securities are excluded from the computation of diluted shares outstanding as they would have an anti-dilutive impact.

For the period ended September 30, 2024, and March 31, 2024, potentially dilutive common shares consist of common stock issuable upon the conversion of convertible notes payable. All potentially dilutive securities related to these convertible notes payable were excluded from the computation of diluted weighted average number of shares of common stock outstanding as they would have had an anti-dilutive impact.

Comprehensive Income

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. During the years ended September 30, 2024 and March 31, 2024, the Company’s did not have any component of comprehensive income.

Contingencies

The Company follows ASC 450-20, “Loss Contingencies” to report accounting for contingencies. Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. There were no loss contingencies as of September 30, 2024 and March 31, 2024.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842)” (“ASU 2016-02”) which supersedes existing guidance on accounting for leases in “Leases (Topic 840).” The standard requires lessees to recognize the assets and liabilities that arise from leases on the balance sheet. A lessee should recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. The new guidance is effective for annual reporting periods beginning after December 15, 2018 and interim periods within those fiscal years. The amendments should be applied at the beginning of the earliest period presented using a modified retrospective approach with earlier application permitted as of the beginning of an interim or annual reporting period. The Company evaluated the effects of adopting ASU 2016-02 on its financial statements and determined that there are no leases for evaluation.

8

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

Recent Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. This ASU enhances the disclosures related to segment reporting for public entities. It requires entities to disclose significant segment expenses for each reportable segment, providing greater transparency in segment performance. The ASU is effective for fiscal years beginning after December 15, 2023, and for interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company is currently evaluating how this ASU will impact its financial statements and disclosures.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. This ASU enhances the transparency and decision usefulness of income tax disclosures. It is designed to provide more detailed information about an entity’s income tax expenses, liabilities, and deferred tax items, potentially affecting how companies report and disclose their income tax-related information. The ASU is effective for public business entities for annual periods beginning after December 15, 2024, including interim periods within those fiscal years. The Company is currently evaluating how this ASU will impact its financial statements and disclosures.

Management does not believe any other recently issued, but not yet effective accounting pronouncements would have a material effect on our present or future financial statements.

NOTE 4 – ACCOUNTS RECEIVABLE

Accounts Receivable at September 30, 2024 and March 31, 2024 consists of the following:

	September 30, 2024	March 31, 2024

Accounts Receivable	$904	$1,904

Accounts receivable balances are primarily made up of sales through the third party vendor and paid within thirty days.

NOTE 5 – INVENTORIES

Inventories at September 30, 2024 and March 31, 2024 consists of the following:

	September 30, 2024	March 31, 2024
Inventories	$-	$-

Less: Inventory Reserve	-	-

Total Inventories	$-	$-

Inventory is valued at the lower of cost or net realizable value using the first in first out. Management compares the cost of inventory with the lower of cost or market value and an allowance is made to write down inventory to market value, if lower than the cost of inventory recorded in the financial statements. As of September 30, 2024, and March 31, 2024, the Company did not have work in process inventory. Inventory consisted of skin care products held at a third-party location. The Company has insurance to cover all losses on inventory and has title to the inventory at the third party facility. The majority of the Company’s sales are made through Amazon. Management decided to write off the value of inventory to zero as of March 31, 2024 as there was a substantial decrease in our gross margins in 2024. The Company believes that it can liquidate the inventory at 50% of its original cost. See roll forward below:

Beginning Inventory Balance 3/31/2023	$590,934
Inventory reserve balance 3/31/2023	(398,752)
Subtotal inventory balance 3/31/2023	192,182
Add: Purchases	-
Less COGS	(11,538)
Less: Inventory write off	(429,807)
COGS - Inventory Write-Off (reclass from write-off expense)	(149,589)
Less Reserve write off	398,752
Ending Inventory Balance 3/31/2024	$-

9

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

NOTE 6 – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at September 30, 2024 and March 31, 2024 consists of the following:

	September 30, 2024	March 31, 2024

Accounts payable	$31,144	$36,802

Accrued liabilities	254,830	103,548
	$285,974	$140,350

Accrued liabilities are made up of the following as September 30, 2024 and March 31, 2024:

Accrued Liabilities	September 30, 2024	March 31, 2024

Accounting Firm & Management	$165,000	$30,000
Legal Counsel	89,830	73,548
	$254,830	$103,548

Approximately $85,000 was owed in accounting and audit fees and $80,000 was owed in management fees.

The $89,830 owed to one of our attorneys that is no longer the Company’s legal counsel is to be settled for common shares. The remaining legal fees will be paid in cash.

NOTE 7 – CONVERTIBLE NOTES PAYABLE – SHORT TERM

Convertible Notes payable at September 30, 2024 and March 31, 2024 consists of the following:

	September 30, 2024	March 31, 2024

Convertible note payable – short term	$100,000	$-
Total convertible notes payable	-	-
Add: accrued interest	-	-
Total convertible notes payable – short term	$100,000	$-

10

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

On September 24, 2024 the Company entered into $100,000 convertible note agreement bearing an interest rate of 12% with a private investor with a 12 month term. The note will rank senior to all other obligations. The securities will convert into common shares at a conversion price of $0.001 any time prior to maturity.

Convertible note payable balances – short term was $100,000 for the three months ended September 30, 2024 and year ended March 31, 2024, respectively.

During the six months ended September 30, 2023, the Company converted principal totaling $15,000 and $756 of interest into an aggregate of 14,056,996 shares of common stock at 20% discount to market price of after discount $0.00012.

Conversion of Outstanding Promissory Notes

During the Quarter ended June 30, 2023, the Company issued 14,056,996 shares of common stock to Paul Kison for the conversion of $15,000 of debt. During the Quarter ended March 31, 2023 the Company retired $75,000 of debt, $20,000 through the conversion of the Bruce A Smith note issued on September 8, 2022 into 13,810,382 common shares common stock at a 20% discount to market for a price of $0.00152, $10,000 through the conversion of the Larry C. Tankson note issued on September 6, 2022 to 7,2888,813 common stock at a 20% discount to market for a price of $0.00144, $5,000 through the conversion of the Carole Alley Family Trust note issued on August 1, 2022 to 3,126,223 common stock at a 20% discount to market for a price of $0.00168, $5,000 through the conversion of the Donald L. & Hazel J. Christensen Revocable Living Trust note issued on August 1, 2022 to 3,136,823 common stock at a 20% discount to market for a price of $0.00168, $15,000 through the conversion of the William P. Elkins note issued July 26, 2022 to 9,847,603 common stock at a 20% discount to market for a price of $0.00160, $5,000 through the conversion of the Wallace Chapiewski note issued on July 7, 2022 to 3,282,534 common stock at a 20% discount to market for a price of $0.00160, $5,000 through the conversion of the Santuccio Ricciardi note issued on July 5, 2022 to 3,282,534 common stock at a 20% discount for a price of $0.00160, and $10,000 through the conversion of the Arnaldo Aleman note issued on July 19, 2022 to 6,252,446 common stock at a 20% discount to market for a price of $0.00168.

Prior to September 2023, the Company had converted all prior notes payable to common stock.

During the quarter ended September 30, 2023, an adjusting entry was made effecting the conversion to common stock of $175,000 of long term notes. $125,000 through the conversion of three notes issued to OC Sparkle for a 39,908,604 common shares at a 50% discount to market for average share price of $0.00067, and $50,000 through the conversion of the note issued to CZA, Inc. for 30,571,429 common shares at a 50% discount to market for an average share price of $0.00175.

During the Quarter ended June 30, 2023, the Company retired $15,000 of debt through the conversion of the Paul Kison note issued on September 28, 2022 to 14,056,996 common stock at 20% discount to market for a price of $0.00112.

During the Quarter ended March 31, 2023, the Company retired $75,000 of debt, $20,000 through the conversion of the Bruce A Smith note issued on September 8, 2022 to 13,810,382 shares of common stock at 20% discount to market for a price of $0.00152, $10,000 through the conversion of the Larry C. Tankson note issued on September 6, 2022 to 7,288,813 shares of common stock at 20% discount to market for a price of $0.00144, $5,000 through the conversion of the Carole Alley Family Trust note issued on August 1, 2022 to 3,126,223 shares of common stock at 20% discount to market for a price of $0.00168, $5,000 through the conversion of the Donald L. & Hazel J. Christensen Revocable Living Trust note issued on August 1, 2022 to common stock, $15,000 through the conversion of the William P. Elkins note issued July 26, 2022 to 3,136,823 shares of common stock at 20% discount to market for a price of $0.00168, $5,000 through the conversion of the Wallace Chapiewski note issued on July 7, 2022 to 3,282,534 shares of common stock at a 20% discount to market for a price of $0.00160, $5,000 through the conversion of the Santuccio Ricciardi note issued on July 5, 2022 to 3,282,534 shares of common stock at 20% discount to market for a price of $0.00160 , and $10,000 through the conversion of the Arnaldo Aleman note issued on July 19, 2022 to 6,252,446 shares of common stock for a price of $0.00168.

NOTE 8 – RELATED PARTY NOTES PAYABLE

Related party notes payable at September 30, 2024 and March 31, 2024 consists of the following

	September 30, 2024	March 31, 2024

Market Group International	$252,003	$252,003
Stuff International	188,044	84,613

Accrued Interest	29,849	9,400

Related Party Notes Payable	$469,897	$346,016

11

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

On September 30, 2024 and March 31, 2024 the Company had two related party notes payables. The first related notes payable was a conversion of accounts payable balance owed to Market Group International into a $250,000 related party notes payable which bear a 10% interest rate and was entered into on December 12, 2023. The balance related to Market Group International is $252,003 plus accrued interest of 20,229 and $7,595 for total balance of $272,232 and $252,003 as of September 30, 2024 and March 31, 2024. This note is convertible to common stock with the following terms: if the Filing shall have occurred prior to the Maturity Date, any part of the outstanding balance of the Note into fully paid and non-assessable shares of Common Stock at the Qualified Filing conversion Price, provided that in no event shall this Note be converted in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates and (2) the number of shares of

Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this provision would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock.

The conversion price upon a Filing Conversion shall equal the lower of (i) 80% of the opening price of the Borrower’s shares of Common Stock, as listed on the Senior Exchange, on the first day on which the/ Borrower’s shares are traded thereon (representing a 20% discount), or (ii) 80% of the offering price of shares of Common Stock, (representing a 20% discount) (the “Filing Conversion Price”); (B) the conversion price upon a Non-Filing Conversion shall equal 80% of the Market Price.

Market Group International is owned by Robert Van Boreum our ex – Chief Executive Officer and it holds 918,984,500 of our outstanding common stock as of September 30, 2024 and March 31, 2024.

The second note payable is to Stuff International for funds advanced to the Company and bears a 10% interest rate. The Stuff international Note payable represents a balance of $188,044 and $84,613 of principal and $9,620 and $1,805 of accrued interest for a total note payable of $160,276 and $197,410 as of September 30, 2024 and March 31, 2024 respectively. This note is not convertible into common shares of the Company. Adam Nicosia our current Chief Executive Officer owns Stuff International He also own Ecoscientific Labs that owns 1,737,489,999 and 1,695,823,333 of our common stock as of September 30, 2024 and March 31, 2024, respectively.

NOTE 9 – EIDL LOAN

EIDL Loan at September 30, 2024 and March 31, 2024 consists of the following:

	September 30, 2024	March 31, 2024
EIDL Loan	$7,000	$7,000

Total Inventory	$7,000	$7,000

On April 21, 2020 the Company received an EIDL Advance of $7,000, which the Company has recorded as a loan in the event the grant is not forgiven. As of September 30, 204 and March 31, 2024 the balance of EIDL loans is $7,000 respectively.

NOTE 10 – STOCKHOLDERS’ DEFICIT

Authorized Capital Stock

The Company’s authorized capital stock consists of (a) 20,00,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), (b) 20,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

As of September 30, 2024 and March 31,2024, the Company had 5,975,887,116 shares and 5,939,220,44 shares of Common Stock and zero shares of Preferred Stock issued and outstanding. All outstanding shares of Common Stock are fully paid and nonassessable.

12

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

Common Stock

The Nevada Revised Statues provides that the holders of the Common Stock shall have one vote per share. In addition, except as otherwise required by law, as provided in this Articles of Incorporation, and as otherwise provided in the resolution or resolutions, if any, adopted by the Board with respect to any series of the Preferred Stock, on any matter presented to the holders of Common Stock and Preferred Stock for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), the holders thereof shall vote together as a single class.

Holders of the Common Stock will have no preemptive or conversion rights or other subscription rights. The Bylaws of the Company provide that the holders of Common Stock shall not have a right to cumulative voting. The rights, preferences, and privileges of the holders of the Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that the Company may designate and issue in the future. Additionally, the Bylaws may be amended by the Company’s stockholders or the Board of Directors.

Preferred Stock

There are no shares of Preferred Stock outstanding as of September 30, 2024 and March 31, 2024. The Company has filed a Certificate of Designations with the Secretary of State of the State of Nevada for the twenty million 20,000,000 shares of Preferred Stock providing that the rights, preferences, privileges and restrictions granted to and imposed on the Preferred Stock of the Company are as follows: stockholders shall be entitled to one vote per share; shall be senior to common stock and shall have a conversion price to Common Stock subject to board approval; and conversion to Common Stock may occur after a year, at the election of the holder, or upon board approval. The Bylaws provide that the holders of Preferred Stock shall not have a right to cumulative voting.

Common Stock

No dividends, if dividends were issued holders would have a pro-rata right, 1 share 1 vote, no preemption rights.

Preferred Stock

No outstanding Preferred shares.

Issuances of Common Stock from the Conversion of Notes

During the quarter ended June 30, 2024, the Company issued 41,666,667 restricted shares of common stock to EcoScientific Labs, in exchange for Adam Nicosia’s Management services at a price of $.0023 per share for total compensation costs of $95,833.

During the quarter ended March 31, 2024, the Company issued 2,500,000 restricted shares of common stock to Vasil Popov in exchange for his professional services.

During the quarter ended March 31, 2024, the Company issued 62,500,000 restricted shares of common stock to EcoScientific Labs, in exchange for Adam Nicosia’s Management services at a price of $.0023 per share for total compensation costs of $143,750.

During the quarter ended December 31, 2023, the Company issued 2,500,000 restricted shares of common stock to Vasil Popov in exchange for his professional services at a price of $.0023 per share for total for total compensation costs of $5,750.

During the quarter ended December 31, 2023, the Company issued 62,500,000 restricted shares of common stock to EcoScientific Labs, in exchange for Adam Nicosia’s Management services at a price of $.0023 per share for total compensation costs of $143,750.

During the quarter ended December 31, 2023, the Company issued 5,000,000 restricted shares of common stock to Johannesen Consulting, Inc., in exchange for Thomas Johannesen’s professional services at a price of $0.0023 per share for total compensation costs of $11,500.

During the quarter ended December 31, 2023, the Company issued 287,430,000 restricted shares of common stock to Johannesen Consulting, Inc., for the conversion of $287,430 of debt.

During the quarter ended December 31, 2023, the Company issued 62,500,000 restricted shares of common stock to Market Group International in exchange for Robert Van Boerum’s Management services at a price of $.0023 per share for total compensation costs of $143,750.

During the quarter ended September 30, 2023, the Company issued 2,500,000 restricted shares of common stock to Vasil Popov in exchange for his professional services at a price of $.0023 per share for total for total compensation costs of $5,750.

13

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

During the quarter ended September 30, 2023, the Company issued 62,500,000 restricted shares of common stock to EcoScientific Labs, in exchange for Adam Nicosia’s Management services at a price of $.0023 per share for total compensation costs of $143,750.

During the quarter ended September 30, 2023, the Company issued 5,000,000 restricted shares of common stock to Johannesen Consulting, Inc., in exchange for Thomas Johannesen’s professional services at a price of $0.0023 per share for total compensation costs of $11,500.

During the quarter ended September 30, 2023, the Company issued 287,430,000 restricted shares of common stock to Johannesen Consulting, Inc., for the conversion of $287,430 of debt.

During the quarter ended September 30, 2023, the Company issued 62,500,000 restricted shares of common stock to Market Group International in exchange for Robert Van Boerum’s Management services.

During the quarter ended June 30, 2023, the Company issued 14,056,996 shares of common stock to Paul Kison for the conversion of $15,000 of debt.

During the quarter ended June 30, 2023, the Company issued 2,500,000 restricted shares of common stock to Vasil Popov in exchange for his professional services at a price of $.0023 per share for total for total compensation costs of $5,750.

During the quarter ended June 30, 2023, the Company issued 62,500,000 restricted shares of common stock to EcoScientific Labs, in exchange for Adam Nicosia’s Management services at a price of $.0023 per share for total compensation costs of $143,750.

During the quarter ended June 30, 2023, the Company issued 5,000,000 restricted shares of common stock to Johannesen Consulting, Inc., in exchange for Thomas Johannesen’s professional services at a price of $0.0023 per share for total compensation costs of $11,500.

During the quarter ended June 30, 2023, the Company issued 62,500,000 restricted shares of common stock to Market Group International in exchange for Robert Van Boerum’s Management services at a price of $.0023 per share for total compensation costs of $143,750.

During the quarter ended March 31, 2023, the Company issued 13,810,382 shares of common stock to Bruce A. Smith for the conversion of $20,000 of debt.

During the quarter ended March 31, 2023, the Company issued 7,288,813 shares of common stock to Larry C. Tankson for the conversion of $10,000 of debt.

During the quarter ended March 31, 2023, the Company issued 3,126,223 shares of common stock to Carole Alley Family Trust for the conversion of $5,000 of debt.

During the quarter ended March 31, 2023, the Company issued 3,136,823 shares of common stock to Donald L. Christensen & Hazel J. Christensen Revocable Living Trust for the conversion of $5,000 of debt.

During the quarter ended March 31, 2023, the Company issued 9,847,603 shares of common stock to William P. Elkins for the conversion of $15,000 of debt.

During the quarter ended March 31, 2023, the Company issued 3,282,534 shares of common stock to Wallace Chapiewski for the conversion of $5,000 of debt.

During the quarter ended March 31, 2023, the Company issued 3,282,534 shares of common stock to Santuccio Ricciardi for the conversion of $5,000 of debt.

During the quarter ended March 31, 2023, the Company issued 6,252,446 shares of common stock to Arnaldo Aleman for the conversion of $10,000 of debt.

During the quarter ended March 31, 2023, the Company issued 2,500,000 restricted shares of common stock to Vasil Popov in exchange for his professional services at a price of $.0023 per share for total for total compensation costs of $5,750.

During the quarter ended March 31, 2023, the Company issued 62,500,000 restricted shares of common stock to EcoScientific Labs, in exchange for Adam Nicosia’s Management services at a price of $.0023 per share for total compensation costs of $143,750.

During the quarter ended March 31, 2023, the Company issued 5,000,000 restricted shares of common stock to Johannesen Consulting, Inc., in exchange for Thomas Johannesen’s professional services at a price of $0.0023 per share for total compensation costs of $11,500.

14

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

During the quarter ended March 31, 2023, the Company issued 62,500,000 restricted shares of common stock to Market Group International in exchange for Robert Van Boerum’s Management services at a price of $.0023 per share for total compensation costs of $143,750.

Date of Transaction	Transaction type (e.g., new issuance, cancellation, shares returned to treasury)	Number of Shares Issued (or cancelled)	Class of Securities	Value of shares issued ($/per share) at Issuance	Were the shares issued at a discount to market price at the time of issuance? (Yes/No)	Individual/ Entity Shares were issued to. *You must disclose the control person(s) for any entities listed.	Reason for share issuance (e.g. for cash or debt conversion) -OR- Nature of Services Provided	Restricted or Unrestricted as of this filing.	Exemption or Registration Type.
3/31/23	New Issuance	62,500,000	Common	$0.00200	No	EcoScientific Labs (Adam Nicosia)	Professional Services	Restricted	Exempt
3/31/23	New Issuance	62,500,000	Common	$0.00200	No	Market Group International (Robert Van Boerum)	Professional Services	Restricted	Exempt
3/31/23	New Issuance	2,500,000	Common	$0.00200	No	Vasil Popov	Professional Services	Restricted	Exempt
3/31/23	New Issuance	5,000,000	Common	$0.00200	No	Johannesen Consulting, Inc. (Thomas Johannesen)	Professional Services	Restricted	Exempt
4/5/23	New Issuance	14,056,996	Common	$0.00112	Yes	Paul Kison	Debt Conversion	Restricted	Exempt
6/30/23	New Issuance	62,500,000	Common	$0.00200	No	EcoScientific Labs (Adam Nicosia)	Professional Services	Restricted	Exempt
6/30/23	New Issuance	62,500,000	Common	$0.00200	No	Market Group International (Robert Van Boerum)	Professional Services	Restricted	Exempt
6/30/23	New Issuance	2,500,000	Common	$0.00200	No	Vasil Popov	Professional Services	Restricted	Exempt
6/30/23	New Issuance	5,000,000	Common	$0.00200	No	Johannesen Consulting, Inc. (Thomas Johannesen)	Professional Services	Restricted	Exempt
8/29/23	New Issuance	287,430,000	Common	$0.00100	No	Johannesen Consulting, Inc. (Thomas Johannesen)	Debt Conversion	Restricted	Exempt
9/30/23	New Issuance	62,500,000	Common	$0.00200	No	EcoScientific Labs (Adam Nicosia)	Professional Services	Restricted	Exempt
9/30/23	New Issuance	62,500,000	Common	$0.00200	No	Market Group International (Robert Van Boerum)	Professional Services	Restricted	Exempt
9/30/23	New Issuance	2,500,000	Common	$0.00200	No	Vasil Popov	Professional Services	Restricted	Exempt
9/30/23	New Issuance	5,000,000	Common	$0.00200	No	Johannesen Consulting, Inc. (Thomas Johannesen)	Professional Services	Restricted	Exempt
10/27/23	New Issuance	14,861,111	Common	$0.00208	Yes	OC Sparkle	Debt Conversion	Restricted	Exempt
10/27/23	New Issuance	11,014,706	Common	$0.00208	Yes	OC Sparkle	Debt Conversion	Restricted	Exempt
10/27/23	New Issuance	14,032,787	Common	$0.00208	Yes	OC Sparkle	Debt Conversion	Restricted	Exempt
10/27/23	New Issuance	30,571,429	Common	$0.00208	Yes	CZA, Inc.	Debt Conversion	Restricted	Exempt
12/31/23	New Issuance	62,500,000	Common	$0.00200	No	EcoScientific Labs (Adam Nicosia)	Professional Services	Restricted	Exempt
12/31/23	New Issuance	62,500,000	Common	$0.00200	No	Market Group International (Robert Van Boerum)	Professional Services	Restricted	Exempt
12/31/23	New Issuance	2,500,000	Common	$0.00200	No	Vasil Popov	Professional Services	Restricted	Exempt
12/31/23	New Issuance	5,000,000	Common	$0.00200	No	Johannesen Consulting, Inc. (Thomas Johannesen)	Professional Services	Restricted	Exempt
3/31/24	New Issuance	62,500,000	Common	$0.00200	No	EcoScientific Labs (Adam Nicosia)	Professional Services	Restricted	Exempt
3/31/24	New Issuance	2,500,000	Common	$0.00200	No	Vasil Popov	Professional Services	Restricted	Exempt
6/30/24	New Issuance	41,666,667	Common	$0.00200	No	EcoScientific Labs (Adam Nicosia)	Professional Services	Restricted	Exempt
Shares Outstanding on Date of This Report:
Date 9/30/2024	Ending Balance Common: 5,975,887,116

15

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

NOTE 11 – COMMITMENTS

Lease Commitments

The Company determines if an arrangement is a lease at inception. This determination generally depends on whether the arrangement conveys to the Company the right to control the use of an explicitly or implicitly identified fixed asset for a period of time in exchange for consideration. Control of an underlying asset is conveyed to the Company if the Company obtains the rights to direct the use of and to obtain substantially all of the economic benefits from using the underlying asset. The Company has lease agreements which include lease and non-lease components, which the Company has elected to account for as a single lease component for all classes of underlying assets. Lease expense for variable lease components are recognized when the obligation is probable.

Operating lease right of use (“ROU”) assets and lease liabilities are recognized at commencement date based on the present value of lease payments over the lease term. Operating lease payments are recognized as lease expense on a straight-line basis over the lease term. The Company primarily leases buildings (real estate) which are classified as operating leases. ASC 842 requires a lessee to discount its unpaid lease payments using the interest rate implicit in the lease or, if that rate cannot be readily determined, its incremental borrowing rate. As an implicit interest rate is not readily determinable in the Company’s leases, the incremental borrowing rate is used based on the information available at commencement date in determining the present value of lease payments.

The lease term for all of the Company’s leases includes the non-cancellable period of the lease plus any additional periods covered by either a Company option to extend (or not to terminate) the lease that the Company is reasonably certain to exercise, or an option to extend (or not to terminate) the lease controlled by the lessor. Options for lease renewals have been excluded from the lease term (and lease liability) for the majority of the Company’s leases as the reasonably certain threshold is not met.

Lease payments included in the measurement of the lease liability are comprised of fixed payments, variable payments that depend on index or rate, and amounts probable to be payable under the exercise of the Company option to purchase the underlying asset if reasonably certain.

Variable lease payments not dependent on a rate or index associated with the Company’s leases are recognized when the event, activity, or circumstance in the lease agreement on which those payments are assessed as probable. Variable lease payments are presented as operating expenses in the Company’s income statement in the same line item as expense arising from fixed lease payments. As of March 31, 2024 and March 31, 2023, management determined that there were no variable lease costs.

Litigation

There is no pending, threatened or actual legal proceedings in which the Company is a party.

16

SCEPTER HOLDINGS, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS FOR THE THREE AND

SIX MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

NOTE 12 – SUBSEQUENT EVENTS

On March 25, 2024, the Company signed a merger agreement (the “Merger Agreement”) with BSG Holdings, LLC (“BSG”) and JBAH Holdings, Inc. (“JBAH”, and BSG and JBAH are collectively, the “Sellers”). Pursuant to the terms of the Merger Agreement, at the closing, (i) the Sellers will assign to the Company 100% of the membership interests in the Ballengee Group LLC (“BG”); and (ii) the Sellers will receive a total of $30 million of Scepter common stock and $17 million in the form of a 5 year promissory note issued by Scepter. BG is a sports management agency located in Dallas, Texas. BG represent approximately 200 athletes, of which approximately 50 of the athletes are in Major League Baseball with the remainder predominately within the Minor Leagues. The closing of the Merger Agreement is conditioned upon a reverse split and an increase in authorized shares of the Company and is expected to close as soon as those conditions are met. There are no guarantees that we can meet all of the requirements for closing of the Merger Agreement. After the closing, BG shall be operated as a wholly-owned subsidiary of the Company. The Sellers will hold a controlling majority of the outstanding stock of Scepter after the transaction closes and shall have the right to appoint four members to the Company’s board of directors The Merger Agreement provides that the Company shall file a registration statement to register the shares of Company common stock issued to the Sellers within 90 days after the closing date. The description of the Merger Agreement in this Form 10 is qualified in its entirety by reference to the full text of the Merger Agreement which is attached hereto as Exhibit 10.1.

The Company common stock to be issued at the closing of the Merger Agreement will be calculated with dividing the total value of the stock by the 3-day volume weighted average for the 3 trading days immediately prior to the closing. The promissory notes will be for a term of five years and carry an interest rate of prime plus 3% and shall be secured by a pledge agreement by the Company in favor of the Sellers. Additionally, the obligations of the Company pursuant to the promissory notes shall be guaranteed by BG. Cash payments of interest and principal will be paid based on a formula based on free cash flows of BG with any additional required payments to be paid in stock or cash at the option of the Company.

The closing of the Merger Agreement is subject to closing conditions several of which are outside of the control of the Company. The Company cannot provide any guarantees or assurances that the closing of the Merger Agreement will occur. The merger is still pending and is expected to close shortly after the effectiveness of the Form 10.

On October 15, 2024 the Company entered into $50,000 convertible note agreement bearing an interest rate of 12% with a private investor with a 12 month term. The note will rank senior to all other obligations. The securities will convert into common shares at a conversion price of $0.001 any time prior to maturity.

On October 30, 2024 the Company entered into $100,000 convertible note agreement bearing an interest rate of 12% with a private investor and related party with a 12 month term. The note will rank senior to all other obligations. The securities will convert into common shares at a conversion price of $0.001 any time prior to maturity.

17